Industry-Leading Commercial Vehicle Products
Accuride First Quarter 2014 Earnings Call

accuridecorp.com

Forward Looking Statements



Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda



➢Opening Comments • Q1 2014 Overview • Industry Conditions • Transitioning from “Fix” to “Grow”	Rick Dauch *President & CEO*
➢Financial Information • Q1 2014 Results • 2014 Outlook	Greg Risch *SVP & CFO*
➢Summary	Rick Dauch
➢Q&A	Rick Dauch Greg Risch

Q1 2014 Overview

Achievements

Improved Financial Performance:

- Net loss of $0.07 per share vs. net loss of $0.31 in 2013
- Adj. EBITDA of $18.0 million vs. $8.2 million in prior year
- Liquidity remained strong at $62.9 million

Positive Market & Revenue Momentum:

- Strong industry orders and increasing build backlogs for commercial vehicles
- Gunite audited and now positioned to compete for new business
- Positive fleet customer response to introduction of our new Steel Armor™

Operations Stable & Ready for Industry Upturn:

- Margins improved across all business units despite low volume
- Continued improvement in all operating metrics (Safety, Quality, Lead time, Delivery, DIOH)
- Improved performance at distribution center since transition in Q4-13
- PLEX implementation on track

Challenges

Operating at or near breakeven levels:

- "Spring Selling Season" for Gunite delayed by weather ….. Projected to be robust
- Weak end markets continue to hurt Brillion's revenue

Industry Indicators Remain MIXED



ISM Manufacturing Index



ISM Index
New Orders Index

Slight downward trend; >50

Fleet Utilization



Capacity is Tightening

Freight Rates



SPOT VAN RATES
SPOT REEFER RATES
SPOT FLATBED RATES

Rates are Trending up

Fleet Age



Tractors
Trucks

'05-'06 Truck "bubble" Aging

Housing Starts



Remain strong

NA Machinery Demand



Low Machinery Demand

Strong commercial vehicle industry improvements are offset by Brillion's end markets

Class 8 Build Projections


80,000
75,000
70,000
65,000
60,000
55,000
50,000
Bar Base
Delta
FTR
ACT
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15
2012 Full Year
FTR 273,036
ACT 277,490
2013 Full Year
FTR 242,936
ACT 245,496
2014 Full Year
FTR 286,000
ACT 286,119
2015 Full Year
FTR 286,040
ACT 295,598

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
FTR	73,306	77,720	63,895	58,115	52,784	66,273	63,373	60,506	63,300	71,200	75,100	76,400	74,400	76,600	68,380	66,660
ACT	77,529	77,774	64,613	57,574	54,737	67,064	63,432	60,263	66,104	72,305	75,305	72,405	71,990	74,389	76,489	72,690

Accuride well positioned to capitalize on strengthening builds

Sources: ACT, FTR

Transitioning from "Fix" to "Grow"

Complete the "FIX" portion of our plan:

- Wheels: Completed launch of new steel wheel coating systems in 1Q14; CBA negotiations in Erie (2Q14)
- Gunite: Reduce distribution center costs; CBA negotiations in Rockford (3Q14)
- Brillion: Lower operating costs (Implement CBA; Continue migration to LEAN systems; select CAPEX)
- Selectively reduce SG&A and plant overhead costs
- Implement new ERP and scheduling systems in 2014-15; Launch complete in Henderson and HQ

Manage Liquidity:

- Continued focus on working capital management
- Normalize CAPEX in 2014 and beyond

Energize the "GROW" portion of our plan:

- Focused sales organization: Defined metrics, CRM tools, Improved marketing support
- Accuride Wheels: Capitalize on industry recovery and regain share at fleets & truck/trailer OEMs
- Gunite: Focus on aftermarket and fleets; Develop and sell new product offerings
- Brillion: Fill idle capacity; Explore partnerships to offer integrated product offering to customers
- Opportunistically grow wheels globally

Our efforts will increasingly focus on the "Grow" portion of our "Fix & Grow" plan!

Q1 2014 Results

1st Quarter Results

QTD Period Ending March31st $ Millions	2012 Actual	2013 Actual	2014 Actual
Net Sales	$229.3	$163.0	$166.8
YOY Growth	*23.3%*	*(28.9%)*	*2.3%*
Operating Income (Loss)	7.7	(4.8)	6.6
Percent to Sales	*3.4%*	*(2.9%)*	*3.9%*
Net Interest Income (Expense)	(8.7)	(8.7)	(8.4)
Other Income (Expense)	0.2	0.1	(0.5)
Profit (Loss) Before Tax From Cont Ops	$(0.9)	$(13.3)	$(2.4)
Tax (Provision) Benefit	(1.6)	(1.4)	(0.9)
Net Income (Loss) From Cont Ops	$(2.5)	$(14.8)	$(3.3)
Discontinued Operations, Net of Tax	(0.5)	(1.2)	(0.3)
Net Income (Loss)	$(2.9)	$(15.9)	$(3.6)
EPS Basic	*(0.06)*	*(0.34)*	*(0.08)*
EPS Fully Diluted	*(0.06)*	*(0.34)*	*(0.08)*
Adjusted EBITDA	$21.9	$8.2	$18.0
Percent to Sales	*9.6%*	*5.0%*	*10.8%*

Consolidated Results



Q1 Consolidated Revenue (1)



$250.0
$200.0
$150.0
$100.0
$50.0
$-
$229.3
$163.0
$166.8
2012
2013
2014

Q1 Consolidated Adjusted EBITDA (1)



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$21.9
$8.2
$18.0
2012
2013
2014

Consolidated Revenue Breakout

(2013 Full Year)

Business Segment



Brillion 17%
Gunite 26%
Wheels 57%

Customer



Paccar 7%
Navistar 14%
Daimler 14%
Volvo/Mack 9%
Other 56%

Market Segment



Other 22%
Class 5-8 30%
tary
%
Trailer 9%
A/M 37%

(1) From continuing operations

Wheels & Gunite Segments



Q1 Wheels Revenue


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$116.9
$93.2
$92.2
2012
2013
2014

Q1 Wheels Adjusted EBITDA


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$28.3
$16.0
$19.2
2012
2013
2014

Q1 Gunite Revenue


$80.0
$60.0
$40.0
$20.0
$-
$68.6
$39.4
$44.0
2012
2013
2014

Q1 Gunite Adjusted EBITDA


$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$0.5
$(0.6)
$4.3
2012
2013
2014

Brillion Segment



Q1 Brillion Revenue
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$43.8
$30.4
$30.6
2012
2013
2014



Q1 Brillion Adjusted EBITDA
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.4
$1.7
$2.4
2012
2013
2014

Trade Working Capital

Q1 2013 Working Capital Breakout [1]


$71.4
$82.9
$57.5
Trade A/R $
Net Inventory $
Trade A/P $

Q1 2014 Working Capital Breakout


$63.1
$73.5
$45.3
Trade A/R $
Net Inventory $
Trade A/P $

Historical Working Capital Requirements [1]


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
$58.0
$43.2
$55.7
Q109
Q309
Q110
Q310
Q111
Q311
Q112
Q312
Q113
Q313
Q114
Trade W/C
Trade W/C % to Sales

1. Includes discontinued operations

Free Cash Flow

QTD Period Ending March 31st ***$ Millions***	***2013 Actual***	***2014 Actual***
Adjusted EBITDA	$7.4	$18.0
Cash Interest Paid	(15.4)	(15.2)
Cash Taxes Paid	(1.0)	(0.7)
Excess Pension Contributions	(1.7)	(3.0)
Change in Trade W/C	(10.0)	(13.4)
Transaction Fees	(0.3)	(0.0)
Other	1.1	(2.0)
Cash from Operations	$(19.8)	$(16.3)
Capital Expenditures	(15.4)	(6.7)
Free Cash Flow	$(35.2)	$(23.0)

Net Debt & Liquidity

$ Millions	*Q12013 Actual*	*Q22013 Actual*	*Q32013 Actual*	*Q42013 Actual*	*Q12014 Actual*
Senior Secured Notes	$304.4	$304.7	$304.9	$305.2	$305.4
ABL Facility	45.0	45.0	35.0	25.0	35.0
Gross Debt	$349.4	$349.7	$339.9	$330.2	$340.4
Less Cash	31.5	32.9	28.0	33.4	21.6
Net Debt	$317.9	$316.8	$311.9	$296.8	$318.8
Debt to LTM Adjusted EBITDA	*6.1*	*7.1*	*7.2*	*6.3*	*5.6*
Available Liquidity	$64.5	$74.1	$62.4	$63.6	$62.9

2014 Outlook

2014 Full Year Guidance

Class 8	260K	to	275K
Class 5-7	205K	to	215K
Trailer	235K	to	245K
Brillion Revenue Growth		Flat	
Net Sales	$650	to	$685
Adjusted EBITDA	$60	to	$70
CAPEX		$22	
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding		$16	
Free Cash Flow			
Cash from Ops minus Capex	$0	to	($5)
Proceeds from Divestitures/Other		$1.1	

Currently at the high end of our earnings guidance range

Summary

1. **Wheels & Gunite are well poised to regain share and capitalize on the industry recovery**

2. **Strong focus on growth opportunities**

3. **Brillion market recovery expected in 2015**

4. **Emphasis on new product technology**

5. **ERP launch successfully underway and on-budget**

Poised to profitably GROW

Questions

Appendix

Segment Revenue

Net Sales:	Q1		
$ Millions	2013	2014	YOY Growth
Wheels	$93.2	$92.2	(1.0%)
Gunite	39.4	44.0	11.6%
Brillion Iron Works	30.4	30.6	0.5%
Corporate / Other	-	-	--
Continuing Operations	163.0	166.8	2.3%
Fabco Automotive	-	-	--
Brillion Farm	-	-	--
Bostrom Seating	-	-	--
Imperial	29.5	-	--
Discontinued Operations	29.5	-	--
Consolidated Total	192.5	166.8	(13.3%)

Segment Operating Income

Operating Income:	Q1		
$ Millions	**2013**	**2014**	***YOY Growth***
Wheels	$5.7	$9.7	*69.6%*
Gunite	(1.8)	3.3	--
Brillion Iron Works	0.6	1.3	*121.7%*
Corporate / Other	(9.3)	(7.7)	--
Continuing Operations	(4.8)	6.6	*(236.9%)*
Fabco Automotive	-	-	--
Brillion Farm	-	-	--
Bostrom Seating	-	-	--
Imperial	(1.2)	(0.0)	--
Discontinued Operations	(1.2)	(0.0)	--
Consolidated Total	(6.0)	6.6	*(209.5%)*

Segment Adjusted EBITDA



Adjusted EBITDA:	***Q1***		
$ Millions	***2013***	***2014***	***YOY Growth***
Wheels	$16.0	$19.2	*19.7%*
Gunite	(0.6)	4.3	--
Brillion Iron Works	1.7	2.4	*40.3%*
Corporate / Other	(9.0)	(8.0)	--
Continuing Operations	8.2	18.0	*118.3%*
Fabco Automotive	-	-	--
Brillion Farm	-	-	--
Bostrom Seating	-	-	--
Imperial	(0.8)	-	--
Discontinued Operations	(0.8)	-	--
Consolidated Total	7.4	18.0	*142.5%*

Sales & Adjusted EBITDA



400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114

Net Income to EBITDA Reconciliation

QTD Period Ending March 31st ***$ Millions***	***2013 Actual***	***2014 Actual***
Net Income	$(15.9)	$(3.6)
Income Tax Provision (Benefit)	1.4	0.9
Net Interest Expense (Income)	8.7	8.4
Depreciation and Amortization	11.4	10.3
EBITDA	$5.6	$16.0
Restructuring, Severance, Other	0.4	0.6
Other Items	1.4	1.3
Adjusted EBITDA	$7.4	$18.0

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

As of March 31st

$ Millions	*2011 Actual*	*2012 Actual*	*2013 Actual*	*2014 Actual*
Accounts Receivable	$104.2	$110.1	$82.9	$73.5
Days Sales Outstanding	*36.0*	*33.4*	*32.7*	*33.7*
Inventory	64.7	82.7	57.5	45.3
Days Inventory Outstanding	*27.1*	*28.3*	*28.5*	*25.4*
Accounts Payable	64.9	88.6	71.4	63.1
Days Payables Outstanding	*27.0*	*30.7*	*31.4*	*33.2*
Net Trade W/C	$104.1	$104.1	$68.9	$55.7
Cash Conversion Cycle Days	*36.1*	*31.0*	*29.8*	*25.9*
Percent to Annualized Sales	*11.9%*	*9.7%*	*9.0%*	*8.4%*
Change from Prior Quarter *Source (Use) of Cash*	$(32.8)	$(21.5)	$(10.0)	$(12.5)